UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 8, 1999
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                                 BACOU USA, INC.
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             (Exact name of registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

  0-28040                                                            05-0470688
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 (Commission file number)                  (IRS Employer Identification Number)

                   10 Thurber Boulevard, Smithfield, RI 02917
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 401-233-0333
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Item 5.  OTHER EVENTS

(a) On February 8, 1999, Bacou USA, Inc. (the "Company") issued a Press Release announcing that net income for 1998 was $21.0 million, an increase of 45.7% over 1997 and that net income for the 4th quarter of 1998 was $5.5 million, an increase of 53.1% over the same period in 1997.

(b)      Exhibits

         Item 601
         Exhibit                            Exhibit Title
         -----------                        ---------------

         Exhibit 99                         Press Release

         SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BACOU USA, INC.
                                           Registrant



                                           By:  /s/ Philip B. Barr, Jr.
                                              -----------------------------
                                                    Philip B. Barr
                                                    Executive Vice President and
                                                    Chief Financial Officer

Dated:  February 9, 1999